                                                                    EXHIBIT 99.1

                    PRIDE INTERNATIONAL RIG STATUS

RIG STATUS AS OF 9/4/2002

CERTAIN INFORMATION IN THE TABLE, INCLUDING EXPECTED CONTRACT EXPIRATION DATES, ARE ESTIMATES BASED ON CURRENT ARRANGEMENTS WITH PRIDE'S CUSTOMERS AND CURRENT EXPECTATIONS AS TO THE TIME REQUIRED FOR COMPLETION OF PROJECTS.

===================================================================================================================================
                                                          Current Contract
    Offshore Fleet            Design          Area        From          To        Dayrate               Comments
===================================================================================================================================
OWNED UNITS
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DRILLSHIPS
Pride Africa               10,000' WD, DP    W Africa    Oct-99     Jun-05      $163,000
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Pride Angola               10,000' WD, DP    W Africa    May-00     May-05      $162,000
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SEMISUBMERSIBLES
Pride Brazil                5,000' WD, DP     Brazil     Jul-01     Jul-06      $134,000
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Pride Carlos Walter         5,000' WD, DP     Brazil     Jun-01     Jun-06      $134,000
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Pride North America       7,500' WD, Conv    W Africa    Aug-99     Aug-04      $164,000
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Pride North Sea           1,000' WD, Conv    N Africa    Aug-02     Sep-02      $52,000   Next contract Nov-02 to Feb-03
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Pride South America         4,000' WD, DP     Brazil     Sep-01     Sep-02      $78,000   In shipyard for 5-yr survey during 4Q02
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Pride South Atlantic      1,500' WD, Conv     Brazil     Oct-02     Dec-02      $61,000
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Pride South Pacific       6,500' WD, Conv    W Africa
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Pride South Seas          1,000' WD, Conv     Mexico     Oct-02     Jun-05      $53,000
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Pride Venezuela          1,500' WD , Conv    Venezuela   Feb-02     Feb-03      $79,000
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JACKUPS
     International
Pride Cabinda                    300' ILC    W Africa    Aug-00     Aug-05      $50,000
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Pride Hawaii                     300' ILC     SE Asia    Nov-01     Aug-03      $63,000
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Pride Montana                    270' ILC    Mid-East    Jun-01     Jun-04      $47,000
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Pride North Dakota               250' ILC    W Africa    Oct-02     Oct-04      $62,000
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Pride Ohio                       250' ILC    Mid-East    Apr-02     Mar-04      $40,000
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Pride Pennsylvania               300' ILC      India     Apr-01     Apr-03      $33,000
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Pride Rotterdam                205' Accom      N Sea     Apr-02     Sep-03      $36,000
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Pride West Virginia              300' ILC      India     Nov-02     Nov-04      $52,000
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     Gulf of Mexico
Pride Alabama                     200' MC       USA
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Pride Alaska                      250' MC       USA
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Pride Arizona                  250' MS/TD       USA
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Pride Arkansas                    200' MC       USA
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Pride California               250' MS/TD     Mexico     Aug-02     Oct-05      $33,000
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Pride Colorado                    200' MC       USA
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Pride Florida                  200' MC/TD       USA      Jun-02     Oct-02      $22,000
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Pride Georgia                  250' MS/TD       USA
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Pride Illinois                    225' MS       USA
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Pride Kansas                   250' MC/TD       USA      Feb-99     Feb-03      $30,000
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Pride Kentucky                    250' MS       USA
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Pride Louisiana                250' MS/TD     Mexico     Apr-02     Jul-06      $33,000
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Pride Michigan                    250' MS       USA
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Pride Mississippi              200' MC/TD     Mexico     Sep-02     Apr-05      $37,000
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Pride Missouri                 250' MC/TD       USA      Jun-02     Dec-02      $22,000
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Pride Nebraska                 200' MC/TD       USA      Jul-02     Sep-02      $22,000
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Pride Nevada                   200' MC/TD     Mexico     Apr-02     Jul-06      $32,000
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Pride New Mexico                  200' MC       USA      Jul-02     Sep-02      $20,000
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Pride Oklahoma                 250' MS/TD     Mexico     Sep-02     Apr-05      $35,000
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Pride South Carolina           200' MC/TD     Mexico     Jul-02     Mar-06      $32,000
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Pride Tennessee               300' ILC/TD       USA      Apr-02     Oct-02      $20,000
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Pride Texas                    300' MC/TD       USA      Nov-01     Oct-02      $32,000
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Pride Utah                      80' MC/TD       USA
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Pride Wisconsin               300' ILS/TD     Mexico     Aug-02     Dec-03      $35,000
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Pride Wyoming                     250' MS       USA
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Platform Rigs                    21 Units       GOM      Various    Various     $19,000*  7 of 21 rigs operating
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

DP Dynamically-positioned. Conv Conventionally moored. Accom Accommodation unit. ILC Ind. leg cantilever. ILS Ind. leg slot. MC Mat-supported cantilever.
MS Mat-supported slot. TD Top drive. *Avg for rig class. **Not applicable.

                    PRIDE INTERNATIONAL RIG STATUS

===================================================================================================================================
                                                          Current Contract
    Offshore Fleet            Design          Area        From          To        Dayrate               Comments
===================================================================================================================================

TENDERS
Al Baraka 1                       650' WD    W Africa    Jun-01     Nov-02      $37,000
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Alligator                         330' WD    W Africa    Mar-00     Dec-02      $28,000
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Barracuda                         330' WD    W Africa    Jun-02     Jun-03      $38,000
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Ile De Sein                       450' WD     SE Asia    Jul-00     Sep-02      $31,000   In shipyard for 5-yr survey during 4Q02
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Piranha                           600' WD     SE Asia    Nov-01     Jan-03      $31,000
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BARGES
Bintang Kalimantan                 21' WD    W Africa    Sep-01     Sep-03      $30,000
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Pride I                           150' WD    Venezuela   Jan-95     Jan-05      $25,000
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Pride II                          150' WD    Venezuela   Jan-95     Jan-05      $25,000
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MANAGED UNITS
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SEMISUBMERSIBLES
Omega                     3,000' WD, Conv    S Africa    Nov-01     Sep-02         **     Management fee
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Leiv Eiriksson              8,200' WD, DP    W Africa    Jan-02     Jun-03         **     Management fee
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Viking                    2,625' WD, Conv       GOM
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JACKUPS
GP 19                            150' ILC    Venezuela   Dec-00     Dec-02         **     Management fee
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GP 20                            150' ILC    Venezuela   Dec-00     Dec-02         **     Management fee

===================================================================================================================================


======================================================================================
LAND FLEET
COUNTRY                              TOTAL            WORKING           UTILIZATION
======================================================================================
ARGENTINA DRILLING                    51                 32                 63%
ARGENTINA WORKOVER                   103                 79                 77%

BOLIVIA DRILLING                       6                  1                 17%
BOLIVIA WORKOVER                       4                  2                 50%

COLOMBIA / EQUADOR DRILLING           14                  8                 57%
COLOMBIA WORKOVER                      8                  5                 63%

VENEZUELA DRILLING                     9                  1                 11%
VENEZUELA WORKOVER                    34                  7                 21%

OTHER LAND                            16                  6                 38%
CHAD PROJECT                           5                  5                100%

======================================================================================
TOTAL RIGS                           250                146                 58%
======================================================================================


THE INFORMATION IN THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. THESE FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS CONCERNING CONTRACT EXPIRATION DATES AND DAYRATES. SUCH STATEMENTS ARE SUBJECT TO A NUMBER OF RISKS, UNCERTAINTIES AND ASSUMPTIONS, INCLUDING WITHOUT LIMITATION EARLY TERMINATION BY THE CUSTOMER PURSUANT TO THE CONTRACT OR OTHERWISE, CANCELLATION OR COMPLETION OF CERTAIN CONTRACTS EARLIER THAN EXPECTED, OPERATIONAL DIFFICULTIES AND OTHER FACTORS DESCRIBED IN PRIDE'S MOST RECENT ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE FREE OF CHARGE AT THE SEC'S WEBSITE AT www.sec.gov. PRIDE CAUTIONS YOU THAT FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND THAT ACTUAL RESULTS OR DEVELOPMENTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THESE STATEMENTS.





DP Dynamically-positioned. Conv Conventionally moored. Accom Accommodation unit. ILC Ind. leg cantilever. ILS Ind. leg slot. MC Mat-supported cantilever.
MS Mat-supported slot. TD Top drive. *Avg for rig class. **Not applicable.